UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2007

CAPITAL CORP OF THE WEST
(Exact Name of Registrant as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

550 West Main Street, Merced, California  95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Merced, California, October 11, 2007 -Capital Corp of the West (NASDAQ: CCOW), the holding company for County Bank, Central California’s Community Bank, announced today that it has completed the acquisition of Bay View Funding (“BVF”) on October 5, 2007.  For accounting purposes, this acquisition will be included in our accounting records as of the opening of business on October 1, 2007.  A copy of the press release related to this announcement appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
Not Applicable

(b) Pro Forma Financial Information.
Not Applicable

(c) Exhibits
99.1  Copy of press release, dated October 11, 2007, issued by Capital Corp of the West.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West
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(Registrant)

Dated: October 11, 2007	By: /s/ David A. Heaberlin
David A. Heaberlin
Executive Vice President/Chief Financial Officer